SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   March 16, 2000
                                                 ------------------



                              CNH RECEIVABLES INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     333-82741               76-0439709
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



475 Half Day Road, Lincolnshire, Illinois                              60069
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code     (847) 955-1002
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

         The  Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.



Exhibit
   No.        Document Description
--------      ---------------------

1.1 Underwriting Agreement among CNH Receivables Inc. ("CNHR"), Case Credit Corporation and Salomon Smith Barney Inc., dated as of March 9, 2000.

4.1 Indenture between CNH Equipment Trust 2000-A (the "Trust") and Harris Trust and Savings Bank, dated as of March 1, 2000.

4.2 Trust Agreement between CNHR and The Bank of New York, dated as of March 1, 2000.

4.3 Sale and Servicing Agreement among CNHR, Case Credit Corporation and the Trust, dated as of March 1, 2000.

4.4 Purchase Agreement between Case Credit Corporation and CNHR, dated as of March 1, 2000.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of March 1, 2000.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of March 16, 2000.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CNH RECEIVABLES INC.
                                               (Registrant)




Dated: March 30, 2000                      By: /s/ Ralph A. Than
                                               -----------------
                                               Ralph A. Than
                                               Vice President and Treasurer

                                INDEX TO EXHIBITS



Exhibit       Sequential
  No.         Document Description
-------       --------------------

1.1 Underwriting Agreement among CNH Receivables Inc. ("CNHR"), Case Credit Corporation and Salomon Smith Barney Inc., dated as of March 9, 2000.

4.1 Indenture between CNH Equipment Trust 2000-A (the "Trust") and Harris Trust and Savings Bank, dated as of March 1, 2000.

4.2 Trust Agreement between CNHR and The Bank of New York, dated as of March 1, 2000.

4.3 Sale and Servicing Agreement among CNHR, Case Credit Corporation and the Trust, dated as of March 1, 2000.

4.4 Purchase Agreement between Case Credit Corporation and CNHR, dated as of March 1, 2000.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of March 1, 2000.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of March 16, 2000.















                                     page 4